As filed with the Securities and Exchange Commission on August 12, 2005

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                                                  1933 Act File No. 333-109680
                                                   1940 Act File No. 811-21344


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed by the registrant [X]
Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary proxy statement.
[ ] Confidential, for use of the Commission only (as permitted by
    Rule 14a-6(e)(2)).
[ ] Definitive proxy statement.
[X] Definitive additional materials.
[ ] Soliciting material pursuant to Section 240.14a-12


             FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND
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                (Name of Registrant as Specified in Its Charter)


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    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)


Payment of filing fee (check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.

     [ ] Check box if any part of the fee is offset as provided by Exchange
         Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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            FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND

          FIRST TRUST/FOUR CORNERS SENIOR FLOATING RATE INCOME FUND II

           FIRST TRUST/VALUE LINE(R) & IBBOTSON EQUITY ALLOCATION FUND

                     FIRST TRUST VALUE LINE(R) DIVIDEND FUND

                  MACQUARIE/FIRST TRUST GLOBAL INFRASTRUCTURE/
                        UTILITIES DIVIDEND & INCOME FUND


                                  SUPPLEMENT TO
    JOINT PROXY STATEMENT AND NOTICE OF JOINT ANNUAL MEETINGS OF SHAREHOLDERS

                                 AUGUST 12, 2005

       Notwithstanding anything to the contrary set forth in the Joint Proxy Statement and Notice of Joint Annual Meetings of Shareholders for the above Funds, the Record Date for the determination of shareholders entitled to notice of and to vote at the Meetings is July 11, 2005.